UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2017

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

388 Greenwich Street, New York, New York 10013

(Address of principal executive offices)    (Zip Code)

(212) 559-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Inc.

Current Report on Form 8-K

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Rule 135c Notice relating to Citigroup’s EUR 1,000,000,000 Floating Rate Notes due May 2021.

99.2	Rule 135c Notice relating to Citigroup’s EUR 1,750,000,000 0.750% Notes due October 2023.

99.3	Rule 135c Notice relating to Citigroup’s EUR 1,000,000,000 1.500% Notes due October 2028.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2017		CITIGROUP INC.

	By:	/s/ Barbara Politi
Barbara Politi
Assistant Secretary

Exhibit Index

Exhibit No.	Description

99.1	Rule 135c Notice relating to Citigroup’s EUR 1,000,000,000 Floating Rate Notes due May 2021.

99.2	Rule 135c Notice relating to Citigroup’s EUR 1,750,000,000 0.750% Notes due October 2023.

99.3	Rule 135c Notice relating to Citigroup’s EUR 1,000,000,000 1.500% Notes due October 2028.

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